Exhibit 99.1

Riverside Park - Alexandria, VA Park Towne Place - Philadelphia, PA Monterey Grove - San Jose, CA River Club - Edgewater, NJ Palazzo West at Park LaBrea - Los Angeles, CA 3400 Avenue of the Arts - Orange County, CA AIMCO Apartment Investment and Management Company November 2009

2 This presentation contains forward-looking statements, including statements regarding projected results and specifically forecasts of 2009 financial results, asset sales and property mortgage refinancing activities. These forward-looking statements are based on management's judgment as of this date and include certain risks and uncertainties. Risks and uncertainties include, but are not limited to, Aimco's ability to maintain current or meet projected occupancy, rent levels and Same Store results and Aimco's ability to close transactions necessary to generate sales proceeds for debt repayment and other purposes, and to generate fee income as anticipated. Actual results may differ materially from those described in these forward-looking statements and, in addition, will be affected by a variety of risks and factors, some of which are beyond the control of Aimco, including, without limitation: financing risks, including the availability and cost of capital markets financing and the risk that our cash flows from operations may be insufficient to meet required payments of principal and interest; earnings may not be sufficient to maintain compliance with debt covenants; real estate risks, including fluctuations in real estate values and the general economic climate in the markets in which we operate and competition for tenants in such markets; national and local economic conditions; the terms of governmental regulations that affect Aimco and interpretations of those regulations; the competitive environment in which Aimco operates; redevelopment risks, including failure of such redevelopments to perform in accordance with projections; the timing of acquisitions and dispositions; insurance risk; natural disasters and severe weather such as hurricanes; litigation, including costs associated with prosecuting or defending claims and any adverse outcomes; energy costs; and possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by Aimco. In addition, our current and continuing qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code and depends on our ability to meet the various requirements imposed by the Internal Revenue Code, through actual operating results, distribution levels and diversity of stock ownership. Readers should carefully review Aimco's financial statements and notes thereto, as well as the risk factors described in Aimco's Annual Report on Form 10-K for the year ended December 31, 2008, and the other documents Aimco files from time to time with the Securities and Exchange Commission. This presentation and these forward-looking statements include Aimco's analysis and conclusions based in part on third party data (including information on cap rates and market growth rates) and reflect management's judgment as of the date of these materials, which are subject to change based on macro-economic factors beyond Aimco's control. Aimco assumes no obligation to revise or update to reflect future events or circumstances. A change in cap rates, market growth rates, credit availability or other such items could affect the analysis and conclusions reached herein. In addition, this presentation includes certain non-GAAP measures, which Aimco defines and reconciles to GAAP in its supplemental schedules to its quarterly earnings releases - see in particular the Glossary and Supplemental Schedules 6a, 6b and 6c to Aimco's 3Q 2009 earnings release. Forward-looking Statements and Other Information

3 Aimco Overview 2009 Accomplishments Significant Improvement in Portfolio Quality Solid Property Operating Results Ample Liquidity & Sound Balance Sheet 2009 Outlook & 2010 Considerations Presentation Topics

What We've Heard…. What's Been Done…. What We're Doing

AIMCO

What We've Heard	What's Been Done	What We're Doing
Below average portfolio and asset quality	▪ Net seller of $6B+ of lower rated assets over last 7 yrs ▪ AIV markets 60% coastal, with higher expected rent growth and below average volatility ▪ Outsized capital spend has addressed deferred maintenance ▪ Rents in target markets consistent with peers (EQR, UDR, HME, PPS, CPT, ESS)	▪ Continue increasing average rents and margins by recycling capital ▪ Creating a pipeline of RD opportunities
Too much leverage and lack of financial flexibility	▪ On track for term debt pay off by end of 1Q '10 ▪ Property debt 60% initial LTV, amortized to 50% LTV at maturity ▪ WAM > 8 yrs → ½ the annual refunding risk of peers; better matches cost and use of funds ▪ LT fixed rate financing acts as inflation hedge	▪ No recourse debt → no entity risk ▪ Focus on '12 - '14 debt maturities ▪ Refinance proceeds fund property debt amortization
No clear plan for profitability and growth	▪ Record of SS NOI growth at or above peers ▪ Upgraded asset quality / locations and improved margins through capital recycling and RD ▪ Improved efficiency → '09 Offsite costs ↓ 35%	▪ Maintaining 95%+ occupancy ▪ Reduction in offsite costs largely offsets FFO dilution from '09 asset sales ▪ Further planned offsite cost reductions: 10-15% in '10 and 5-10% in '11 ▪ Recycling 5%+ of capital in '10 will continue portfolio upgrade
Complexity/unpredictability/ inconsistency	▪ Non-recurring income < 4% of FFO ▪ 15 consecutive quarters of meeting FFO guidance ▪ Consistent strategy to own and operate B/B+ diversified portfolio ▪ Hired top talent and developed a deep bench; Aimco President Tim Beaudin is an experienced and successful REIT executive well qualified to run Aimco	▪ Prepare RD pipeline for recovery ▪ Continue systematic recruitment, development and retention of talented real estate professionals
Share Price Today: Substantial discount to NAV		**Opportunity:** Price at or above NAV

4

5 Aimco Overview Aimco is a multifamily REIT focused on owning, managing and redeveloping properties in the 20 largest markets in the United States Initial Public Offering completed in 1994 with $315 million capitalization Aimco doubled in size every 18 months from 1994 - 2002 through several corporate mergers and large portfolio acquisitions Since 2002, Aimco has continued to improve the quality and geographic focus of its portfolio through the sale of more than 700 properties Aimco is among the largest owners and operators of multifamily communities in the United States with 147,000 units as of September 30, 2009 Conventional portfolio: 266 communities with 82,000 units Affordable portfolio: 271 communities with 31,000 units Property managed and asset managed: 379 communities with 34,000 units Aimco is one of 14 REITs included in the S&P 500 Index Flamingo South Beach Miami, FL 2900 on 1st Seattle, WA Palazzo East at Park La Brea Los Angeles, CA

6 Aimco owns a geographically diversified portfolio of primarily A/B properties concentrated in the largest U.S. markets Properties are in good repair following several years of outsized capital investment Operating team has proven its ability to execute with above average NOI growth Safe balance sheet financed primarily with non- recourse property debt and perpetual preferred stock Short term leases and long term fixed rate debt provide hedge against inflation Private asset values well below replacement cost, and significantly above values implied by Aimco's share price Aimco Overview

7 2009 Accomplishments

8 2009 Accomplishments Property Operations Year-to-date NOI flat across Aimco's diversified portfolio Prudent cost control and vendor management produced a year-to- date decline in same-store operating expenses of 0.4% and expenses held flat across our diversified portfolio Continued focus on resident satisfaction has yielded a 29 basis point increase in renewals year-to-date compared to 2008 Same-store NOI performance expected to exceed peer group in 2009 and to be within guidance provided at the beginning of the year Balance Sheet Reduced recourse term debt from $400 million at the beginning of the year to $210 million; balance expected to be repaid by end of 1Q 2010, one year ahead of maturity Refinanced 2009 to 2011 property debt maturities totaling $0.6 billion during the twelve months ended September 30, 2009 Refinancings in process and planned asset sales leave no maturities in 2009 and 2010, and $164 million in maturities in 2011

9 2009 Accomplishments Portfolio Quality On track to sell $1.3 billion of lower rated assets in 2009, generating net proceeds to Aimco of approximately $400 million Average rents on conventional assets sold year-to-date are nearly 30% less than rents on retained portfolio 5% year-over-year rate growth in total conventional portfolio year-to- date 2009 due to success in selling lower rated assets Net seller for the past seven years; portfolio rents up 50% 86% of capital now invested in 20 largest markets, with more than 60% in higher barrier coastal markets Other Accomplishments 2009 FFO guidance, including dilution from asset sales, consistent with guidance provided at the beginning of the year Off-site cost reductions, including G&A, are expected to total approximately $80 million for 2009, a reduction of 1/3 from 2008

10 Significant Improvement in Portfolio Quality

11 Sales of Lower Rated Assets Improve Portfolio Quality Portfolio quality has improved significantly as lower rated assets have been sold Aimco has been a net seller for the past seven years, selling $7.5 billion of assets and exiting 40 markets ($ in billions) 2003 2004 2005 2006 2007 2008 2009e Total # Markets 77 70 62 58 46 40 37 -40 Dispositions $0.9 $1.4 $1.0 $1.3 $0.5 $2.6 $1.3 $9.0 Acquisitions 0.2 0.4 0.4 0.2 0.2 0.1 - 1.5 Net Asset Sales $0.7 $1.0 $0.6 $1.1 $0.3 $2.5 $1.3 $7.5 Increasing Conventional Portfolio Rents 50% Increase over 7 years $719 $730 $811 $874 $931 $1,032 $1,080 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 2003 2004 2005 2006 2007 2008 2009e

12 Capital Concentrated in 20 Largest Markets Conventional Asset Allocation (Estimated % NAV at 9/30/2009) 86% of capital invested in 20 largest U.S. markets More than 60% in higher barrier coastal markets Miami 7% San Diego 6% Philadelphia 4% Manhattan 5% Phoenix 5% Chicago 6% Other Florida 7% Boston 8% Washington D.C.- NoVA - MD 8% Los Angeles 10% Seattle <1% Houston 2% Dallas - Fort Worth <1% East Bay <1% San Jose <1% Non Target Markets 14% Atlanta 3% San Francisco 2% Orange County 3% Denver 3% Suburban NY / NJ 3%

13 Aimco Rents versus REIS 3Q 2009 Aimco's average rents for 3Q 2009 were 3% above market average rents, consistent with the previous quarter * Consists of Palm Beach/Fort Lauderdale, Orlando, Tampa and Jacksonville Aimco Market + / - Aimco Target Markets Miami 1,577 $ 1,011 $ 56% + Los Angeles 1,999 1,354 48% + Seattle 1,230 965 27% + Philadelphia 1,249 982 27% + Atlanta 884 756 17% + Chicago 1,113 986 13% + San Jose 1,561 1,403 11% + Suburban New York / New Jersey 1,175 1,105 6% + Orange County 1,522 1,444 5% + Manhattan 2,776 2,657 4% + Houston 729 710 3% + Denver 787 781 1% + Dallas - Fort Worth 736 739 0% - Other Target Florida Markets 804 840 2% - East Bay 1,241 1,266 2% - San Diego 1,218 1,278 5% - Phoenix 644 696 7% - Washington - NoVA - MD 1,184 1,341 12% - San Francisco 1,493 1,732 14% - Boston 1,184 1,613 27% - Total Aimco Target Markets 1,132 $ 1,092 $ 4% + Total Aimco Non-Target Markets 774 $ 767 $ 1% + Total Aimco Markets 1,042 $ 1,011 $ 3% + Average Rents *

14 2009 Asset Sales ($000s) Properties Units Gross Proceeds Cap Rate (1) Aimco Net Proceeds Average Rent Through September 30, 2009 Conventional 45 12,292 $ 650,847 7.9% $ 212,102 $752 Affordable 13 1,593 90,208 6.1% 32,133 789 Total 58 13,885 $ 741,055 7.7% $ 244,236 $756 October 2009 7 1,852 $ 124,150 $ 28,044 2009 Year-to-Date (2) 65 15,737 $ 865,205 $ 272,280 Sales Pipeline ($M) Under Contract In Negotiations Total November 1, 2009 $685 $27 $712 (1) Cap Rate is calculated based on the trailing twelve month NOI prior to sale, less a 5% management fee and a $300 per unit deduction for capital replacements, divided by the gross proceeds. (2) Full year 2009 cap rate and average rent information will be provided upon conclusion of the fourth quarter. On track to repay $210 million balance of term debt by end of 1Q 2010, one year ahead of maturity

15 We have sold $865 million of assets year-to-date As of November 1, $712 million of assets are under contract or in negotiation for sale, approximately $450 million of which we plan to sell to fund repayment of term debt Total sales in 2009 are expected to be approximately $1.3 billion From the peak in values in 3Q 2007, GAV has declined approximately 25%; however, in the last 90 days, the multifamily transaction market has improved and pricing appears to have stabilized Having been net sellers for the last seven years, future asset sales are expected to be essentially neutral, with proceeds from sales used primarily to fund acquisitions of higher rated assets in our target markets and/or redevelopment 2009 Asset Sales

16 Solid Property Operating Results

17 Competitive Same-Store Operating Results Represents the average of apartment REITs AVB, CPT, EQR, ESS, HME, PPS and UDR Represents the mid-point of company guidance Performance exceeded the peer group average during the past three years, expect outperformance in 2009 (1) (2) SS NOI Growth (6.0%) (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 2009e YTD 3Q 2009 2008 3-Year CAGR '06 -'08 5-Year CAGR '04 -'08 Aimco Peer Average

18 NOI Stability from Diversified Portfolios Year-to-date NOI stability reflects diversified portfolios, including the affordable property portfolio to reduce volatility and conventional redevelopment property portfolio to permit short cycle responsiveness We expect 2009 NOI, including Same Store, conventional redevelopment, other conventional non-Same Store, and affordable operations to be approximately flat to down 1.0% when compared to full year 2008 Note: The table above represents operating results for Aimco's entire portfolio for the first nine months of 2009. Sold, acquired and reclassified properties have been adjusted to present a "same store" comparison across non-Same Store and affordable property operations. YTD Sep 2009 % Aimco NOI 69% 14% 5% 12% 100% Average Daily Occupancy 93.7% 87.3% 88.7% 96.6% 93.5% Compared to YTD Sep 2008 Revenue -2.1% 6.6% -3.0% 4.9% -0.2% Expenses -0.4% 0.5% 0.2% 0.8% 0.1% NOI -3.3% 11.2% -6.0% 8.7% 0.1% Total Affordable Conventional Same Store Conventional Redevelopment Other Conventional

19 Same Store Results Full year 2009 Average Daily Occupancy and Same Store NOI projections are within the guidance range provided at the beginning of the year Occupancy has improved steadily since its 2009 low point of 92.6% in April, averaging 95%+ over the last three months April May June July August September October Average Daily Occupancy 92.6% 92.8% 93.2% 93.9% 95.0% 95.4% 95.2% 1Q 2009 2Q 2009 3Q 2009 4Q 2009 Guidance Y2009 Guidance Average Daily Occupancy 93.4% 92.8% 94.8% 94.5% to 95.5% 93.5% to 94.5% Rental Rate $ 1,018 $ 1,008 $ 990 n/a n/a YOY NOI Growth 0.2% -3.5% -5.4% -7.0% to -8.0% -4.0% to -5.0% Same Store Sales

20 Consistent Investment in Portfolio Sustained rate of reinvestment in asset quality, notwithstanding the economy Invested approximately $2.2 billion in the portfolio since 2005 Capital expenditures of $1,300-$1,800 per door per year Redevelopment investments of $200M - $300M per year from 2005 to 2008 Capital Expenditures $0 $200 $400 $600 $800 $1,000 2005 2006 2007 2008 2009e $ per Door Capital Replacements Capital Improvements Redevelopment Investment $204 $180 $319 $243 $50-$75M $0 $50 $100 $150 $200 $250 $300 $350 2005 2006 2007 2008 2009e $ Millions

Aimco Market Assessment

AIMCO

	Sep 2009 Employment[1]	Change Since Dec 2007[1]	Forecast Change Sep 2009 - Dec 2011[1]	Cumulative Change Dec 2007 - Dec 2011	First Month of Projected Job Growth[1]	Job Growth Sep 2009 - Dec 2011[1]	3Q 2009 Occupancy[2]	Relative Demand Outlook
Los Angeles	3,886	-6%	3%	-3%	Jun-10	115	93.3%	Yellow
Orange County	1,410	-7%	3%	-3%	Jun-10	49	93.0%	Yellow
San Diego	1,236	-6%	3%	-2%	Apr-10	39	94.4%	Green
Southern CA Total	**6,532**	**-6%**	**3%**	**-3%**		**203**		
East Bay	981	-6%	3%	-3%	Jun-10	30	93.4%	Yellow
San Francisco	943	-5%	2%	-3%	Aug-10	21	94.7%	Yellow
San Jose	872	-5%	3%	-2%	Jun-10	28	93.8%	Yellow
Northern CA Total	**2,795**	**-6%**	**3%**	**-3%**		**79**		
Seattle	1,408	-5%	5%	0%	Nov-09	66	92.2%	Green
Suburban New York / New Jersey	8,420	-2%	0%	-2%	Jul-10	10	95.2%	Yellow
Manhattan	2,394	-3%	1%	-2%	Sep-10	14	95.7%	Yellow
Washington - NoVa - MD	2,410	-1%	3%	2%	Feb-10	68	93.8%	Green
Boston	2,366	-4%	2%	-2%	Aug-10	50	93.6%	Yellow
Philadelphia	1,868	-3%	2%	-1%	Feb-10	45	93.4%	Green
Northeast Total	**17,459**	**-2%**	**1%**	**-1%**		**188**		
Miami	1,002	-6%	2%	-4%	Sep-10	20	92.7%	Yellow
Other Florida	4,024	-7%	3%	-4%	Sep-10	126	88.6%	Red
Florida Total	**5,026**	**-7%**	**3%**	**-4%**		**146**		
Houston	2,541	-2%	5%	4%	Dec-09	131	87.8%	Yellow
Denver	1,187	-5%	4%	-1%	Oct-09	49	91.2%	Green
Phoenix	1,712	-11%	2%	-9%	Jul-10	35	88.3%	Red
Dallas - Fort Worth	2,918	-2%	5%	3%	Nov-09	156	90.2%	Yellow
Atlanta	2,281	-7%	1%	-6%	Oct-10	31	87.8%	Red
Sunbelt Total	**10,639**	**-5%**	**4%**	**-1%**		**402**		
Chicago	3,671	-5%	4%	-2%	Jun-10	131	92.8%	Green
Total Target Markets	**47,530**	**-4.4%**	**2.6%**	**-1.9%**	**Jun-10**	**1215**	**92.5%**	

Relative Demand Outlook for a market represents the relative ranking of that market within Aimco's target markets, with yellow being "Average", green being "Above Average" and red being "Below Average".

(1) *Source: Economy.com*
(2) *Source: REIS*

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Aimco Market Assessment

AIMCO

	Annual MF Completions as % of 2003 Stock 2004-2008[(1)]	2010 MF Completions as % of Existing Stock[(1)]	Relative Supply Outlook	2010 Rate Change[(2)]	2010 Occupancy Change[(2)]	Relative Market Assessment (12-18 Months)
Los Angeles	0.4%	0.3%	Green	-4.3%	-0.5%	Yellow
Orange County	0.8%	0.6%	Yellow	-4.6%	-0.1%	Yellow
San Diego	0.7%	0.7%	Yellow	-1.8%	-0.2%	Green
Southern CA Total	**0.5%**	**0.4%**				
East Bay	0.5%	0.6%	Yellow	-2.2%	-0.3%	Yellow
San Francisco	0.4%	0.5%	Yellow	-4.9%	-0.4%	Yellow
San Jose	0.7%	0.4%	Green	-5.4%	-0.5%	Yellow
Northern CA Total	**0.5%**	**0.5%**				
Seattle	0.9%	2.4%	Red	-2.4%	-0.3%	Yellow
Suburban New York / New Jersey	0.6%	0.0%	Green	-3.3%	-0.3%	Yellow
Manhattan	1.5%	2.0%	Red	-0.8%	-0.4%	Yellow
Washington - NoVa - MD	0.8%	1.1%	Yellow	-1.0%	0.1%	Green
Boston	1.8%	0.4%	Green	-0.3%	-0.3%	Green
Philadelphia	0.8%	0.4%	Green	-3.3%	-0.3%	Green
Northeast Total	**1.1%**	**0.7%**				
Miami	0.5%	0.5%	Yellow	-5.5%	-1.4%	Red
Other Florida	1.0%	0.9%	Yellow	-4.0%	-1.7%	Red
Florida Total	**0.9%**	**0.8%**				
Houston	1.6%	1.3%	Red	-2.5%	0.1%	Yellow
Denver	0.7%	1.2%	Red	-2.4%	-0.6%	Yellow
Phoenix	1.2%	1.2%	Red	-4.7%	-0.7%	Red
Dallas - Fort Worth	1.1%	1.8%	Red	-2.4%	-0.5%	Yellow
Atlanta	1.1%	0.8%	Yellow	-3.1%	-0.5%	Yellow
Sunbelt Total	**1.2%**	**1.3%**				
Chicago	0.2%	0.5%	Yellow	-2.7%	-0.6%	Yellow
Total Target Markets	**0.9%**	**0.8%**		**-2.7%**	**-0.5%**	

Relative Supply Outlook and Relative Market Assessment for a market represents the relative ranking of that market within Aimco's target markets, with yellow being "Average", green being "Limited Supply" or "Above Average" and red being "Greater Supply" or "Below Average".

(1) Source: REIS
(2) Represents the average of REIS and PPR projections

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Manhattan Boston Philadelphia Suburban NY / NJ Washington- NoVa-MD Orange County Los Angeles Denver Phoenix Chicago Dallas / Ft Worth Houston Miami Atlanta Other Florida San Jose Seattle East Bay San Francisco San Diego 23 * Size of marker represents market NOI contribution to Aimco's total Target Market NOI Aimco Market Assessment Above Average Average Below Average Relative Market Performance (18-24 Months)

24 Ample Liquidity & Sound Balance Sheet

25 Non-Recourse Financing Strategy Aimco is financed primarily with non-recourse property debt with a weighted average maturity of approximately nine years and weighted average interest rate of less than 5.5% Perpetual preferred stock and preferred partnership units carry a weighted average rate of 7.6% $210 million of recourse term debt expected to be repaid in 1Q 2010, one year ahead of maturity; $14 million set aside from October asset sales Weighted-average maturity of enterprise-wide debt of approximately 8.5 years, is more than twice the REIT average, minimizing refunding risk * Represents balances as of September 30, 2009 adjusted for October 2009 repayment of $50 million of term debt Aimco Debt Structure * Preferred stock 12% Recourse bank debt 4% Other unsecured debt 1% Non-recourse property debt 83%

26 Limited Near Term Refunding Obligations Accelerated refinancing of maturing debt during the first half of 2009 Through refinancing, repayment and property sales, Aimco has significantly reduced property debt maturities through 2011 Maturities through 2011 consist of four property loans totaling $164M, which are expected to be refinanced at maturity in 2011 Use of non-recourse property debt reduces risk to the enterprise Laddered maturities reduce refunding risk During 2Q 2009, a $65M mortgage associated with our Lincoln Place property, which was scheduled to mature in 2009, was extended to 2011. (1) 2009 - 2011 Property Debt Maturities Aimco Share ($M) $0 $50 $100 $150 $200 $250 $300 4Q 2009 2010 2011 As of 12/31/2008 As of 9/30/2009

27 2009 Outlook & 2010 Considerations

28 2009 Outlook FFO guidance unchanged at the mid-point Same-store NOI growth within range provided at the beginning of the year, occupancy expectations unchanged Reduced FFO contribution from non-recurring investment management activities Off-site cost reductions, including G&A, 15% in excess of target with additional earn-in in 2010; expect further reductions to positively impact 2010 results * FFO guidance provided in February 2009 specifically excluded dilution from property sales; original 2009 guidance range above has been adjusted to include $0.15 per share dilutive impact of property sales in order to be comparable to current guidance Original 2009 Guidance Current 2009 Guidance FFO* $1.55 - $1.75 $1.61 - $1.69 Same Store Sales NOI growth -5.0% to 0% -5.0% to -4.0% Occupancy 93.5% to 94.5% 93.5% to 94.5% Investment Management Income, net of tax $36M - $40M $31M - $35M

29 2010 Considerations FFO 2010 FFO guidance will be provided in February 2010 Continued erosion of top line due to gain to lease and earn-in of lower rents Dilution from 2009 property sales, partially offset by lower off-site costs, including G&A Balance Sheet Having been net sellers for the last seven years, future asset sales are expected to be essentially neutral, with proceeds from sales used primarily to fund acquisitions of higher rated assets in our target markets and/or redevelopment With 2010 debt maturities addressed, expect internally balanced sources and uses of cash with limited reliance on capital markets or line of credit Evaluate opportunities to accelerate refinancing of our non-recourse property debt maturing during 2012 - 2014 Manage exposure to re-pricing risk by limiting debt maturities and floating rate debt